(ICON)
Prudential
Europe
Growth
Fund, Inc.

ANNUAL
REPORT
April 30, 1999
(LOGO)

Prudential Europe Growth Fund, Inc.

Performance At A Glance
Over the 12 months ended April 30, 1999, Prudential Europe Growth Fund marked a 2% gain, in contrast to the slightly negative net return for the Lipper Average over this very turbulent period. Although the markets were strong initially, they took a 31% dive in August when Russian debt defaults raised concerns about a global financial crisis. Share prices rebounded by the end of 1998, but a rising U.S. dollar offset gains on European stocks to U.S.- based investors for the duration of our reporting period. We had a strong relative performance primarily because we had avoided exposure to the banks most troubled in the financial crisis and because our U.K. holdings provided an excellent return.

Cumulative Total Returns1                                 As of 4/30/99

                                        One           Three           Since
                                        Year          Years        Inception2
Class A                                   2.03%          73.31%       108.13%
Class B                                   1.39           69.19        100.21
Class C                                   1.18           69.07        100.06
Class Z                                   2.35           74.55         78.20
Lipper European Region Fund Avg.3        -0.20           65.62          ***

Average Annual Total Returns1                             As of 3/31/99

                                        One           Three           Since
                                        Year          Years        Inception2
Class A                                  -2.03%          18.32%        15.07%
Class B                                  -2.36           18.74         15.31
Class C                                   0.45           19.03         15.18
Class Z                                   3.62            N/A          20.79

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, B, and C, 7/13/94; Class Z, 4/15/96.

3 Lipper average returns are for all funds in each share class for the one- and three-year periods in the European Region Fund category.

***Lipper Since Inception returns are 116.12% for Class A, B, and C, and 65.62% for Class Z, based on all funds in each share class.

How Investments Compared.
    (As of 4/30/99)
        (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Managers' Report
(PHOTOS)
Steve Auth, Bill Higgins, and
Jean-Yves Chereau--Fund Managers

Investment Goals and Style
Prudential Europe Growth Fund invests primarily in stocks of companies in Europe, selecting a diversified portfolio for long-term growth of capital. Steve Auth, head of Prudential's global equity group, designs overall strategy. Bill Higgins focuses on the Fund's core holdings, while Jean-Yves Chereau, head of Prudential's Europe-based team, focuses on tactical positions that we trade more actively. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Performance Review
We generally avoided the worst turmoil
We liked banks, such as Bank of Ireland and Unicredito Italiano, but we avoided most of the large French, German, and Swiss banks that had the greatest exposure to Russia or to hedge funds (relatively unregulated investment managers, some of which took large losses in the financial crisis). Our preference for risk-averse banks stood us in good stead when the stock markets severely punished financial institutions considered vulnerable.

We didn't escape completely unscathed. In fact, one of our largest holdings had been Banco Central Hispanoamericano (BCH), which took a beating because of its exposure to Latin America. In 1999, it merged with Banco Santander to form Banco Santander Central Hispano, the largest banking group in Spain. It has a strong presence in Chile, Argentina and Peru, and is reducing costs by consolidating its operations. Our BCH shares bounced back in the fall and rose again sharply in April in anticipation of the merger.

We also had negative returns on some Swiss banks. We sold our holdings in Credit Suisse.

The United Kingdom performed well
Many investors had reduced their representation in the United Kingdom in favor of countries that were joining the common European currency (the euro) in anticipation of a euro-triggered surge of economic activity. We had a more positive view of the United Kingdom, and actually increased our holdings there to 32% over the period. Five of the 10 largest contributions to our performance during the period were U.K. companies (with returns ranging from 80% to 21%): Vodafone, Dixons, Hays, Compass, and GKN.

Dixons, an electronics retailer, introduced a free Internet access service-- Freeserve--which has become the United Kingdom's largest provider with 1.1 million active users. Consequently, Dixons has come to be seen as an Internet stock and has moved up rapidly. It is planning to float a minority interest in Freeserve.

Our growth orientation hurt in 1999
Because of our growth style, we did not hold many commodities-oriented stocks. These rose sharply in 1999 as investors came to believe the Asian crisis had bottomed. We believe their movement toward these economically sensitive (cyclical) stocks is overdone, just as the

Class C
Average Annual Total Returns
With Sales Load
Since Inception         15.31%
Three Years             18.73%
One Year                -0.83%

Without Sales Load
Since Inception         15.55%
Three Years             19.13%
One Year                 1.18%

Class Z
Average Annual Total Returns
Since Inception         20.94%
Three Years             20.40%
One Year                 2.35%

(d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The MSCI Europe Index is a weighted index comprised of approximately 584 companies listed on the stock exchanges of 13 European countries. The MSCI Europe Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the MSCI Europe Index may differ substantially from the securities in the Fund. The MSCI Europe Index is not the only index that may be used to characterize performance of European equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

earlier panicky withdrawal from emerging markets was overdone, but we have increased our cyclical holdings somewhat: we bought the Swiss global cement company Holderbank and the Swedish forest products company Mo Och Domsjoe
(MoDo). Overall, however, we are still committed to growth stocks, such as telecommunications, technology, and business services.

In fact, over our full reporting period, telecommunications companies were the largest contributors to our return, with Telefonica Espana, Nokia, and Vodafone turning in excellent performances. Our business outsourcers-- notably, Hays, Compass, and GKN (an engineering firm that makes auto parts and rents out industrial shipping pallets)--also served us well.

Smaller companies were neglected
We were hurt by our holdings in smaller firms (about 15% to 20% of the portfolio) when investors who were avoiding uncertainty strongly preferred the very largest and best-known companies. We've scaled down our holdings of smaller companies while maintaining exposure to the highest-quality companies in the sector. As the global economic outlook begins to improve, we expect them to perform better.

Looking Ahead
A promising investment picture
We believe European stocks were hurt because the strong U.S. economy and investors' perception that emerging markets have resumed their growth have jointly diverted interest from the benefits of a restructuring European economy. The combination of low interest rates and benign inflation should stimulate the laggard economies of Germany and Italy. We see signs of consumer strength. In addition, the revival of the Pacific Rim economies and Latin America should increase exports to those regions. Companies' earnings comparisons will begin to be based on the weak latter half of 1998, so growth numbers will be higher going forward. The overall investment picture appears promising.

Portfolio Composition
Countries expressed as a percentage of net assets as of 4/30/99
United Kingdom               32%
France                       14
Other Continental Europe     12
Federal Republic of Germany   9
Italy                         8
Spain                         7
Switzerland                   6
Netherlands                   5
Sweden                        5
Cash & Equivalents            2

Five Largest Holdings
Expressed as a percentage of net assets as of 4/30/99
Hennes & Mauritz AB           3.0%
Retail
Nokia Corp.                   3.0
Telecommunications Equipment
Vodafone Group PLC            3.0
Telecommunications Equipment
Banco Santander Central       2.9
Hispano SA--Banking
Hays PLC                      2.8
Business & Public Services
-------------------------------------------------------------------------------
                               1

A Message to Our Shareholders                                    June 18, 1999
(PHOTO)
Dear Shareholder:
In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Europe Growth Fund, Inc.
-------------------------------------------------------------------------------
                                2

Portfolio of Investments as of April 30, 1999
                                            PRUDENTIAL EUROPE GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.6%
COMMON STOCKS--95.2%
------------------------------------------------------------
Belgium--1.9%
  92,462     Kredietbank NV (Banking)              $  5,740,416
------------------------------------------------------------
Federal Republic of Germany--6.9%
  18,589     DePfa Deutsche Pfandbriefbank AG
                (Banking)                             1,553,192
  29,610     Douglas Holding AG (Retail)              1,362,290
   4,770     Kamps AG(a)
                (Food products & services)              163,962
   4,747     Karstadt AG (Retail)                     2,136,293
  23,400     Mannesmann AG
                (Machinery & engineering)             3,083,727
   4,421     MobilCom AG
                (Telecommunication services)          1,131,561
  12,212     SAP AG
                (Computer products & services)        3,913,554
  48,400     SGL Carbon AG (Chemicals)                2,664,453
  47,950     Volkswagen AG
                (Automobiles & auto parts)            3,402,931
  49,447     Winkler & Duennebier AG(a)
                (Machinery & engineering)             1,334,112
                                                   ------------
                                                     20,746,075
------------------------------------------------------------
Finland--3.0%
 117,250     Nokia Corp.
                (Telecommunication equipment)         9,046,490
------------------------------------------------------------
France--13.6%
  53,594     Carbone-Lorraine
                (Electrical & electronics)            2,930,547
   4,541     Carrefour SA (Retail)                    3,602,092
  11,259     Compagnie Generale de Geophysique
                SA (Oil production & services)          603,740
  15,570     Dassault Systemes SA
                (Computer software)                     573,567
  16,759     Havas Advertising SA (Media)             3,403,230
  88,306     Lagardere S.C.A. (Diversified
                operations)                           3,500,514
  21,983     Legrand SA (Electrical &
                electronics)                          5,254,572
  37,963     Pechiney SA (Manufacturing)              1,606,063
  39,664     Rexel SA (Electrical & electronics)   $  3,293,124
  50,586     Sidel SA (Machinery & engineering)       6,099,260
 110,602     Societe Generale d'Entreprises SA
                (Construction)                        4,679,128
  62,340     Valeo SA (Automobiles & auto parts)      5,274,712
                                                   ------------
                                                     40,820,549
------------------------------------------------------------
Greece--0.1%
  16,297     Panafon Hellenic Telecom SA(a)
                (Telecommunication services)            434,558
------------------------------------------------------------
Ireland--4.2%
 389,454     Allied Irish Banks PLC (Banking)         6,283,028
 322,418     Bank of Ireland (Banking)                6,445,312
                                                   ------------
                                                     12,728,340
------------------------------------------------------------
Italy--7.8%
 416,254     Autogrill SpA (Restaurants)              3,821,379
 270,000     Class Editori (Publishing)               2,627,203
3,000,000    Seat Pagine Gialle SpA (Publishing)      3,744,081
1,260,052    Telecom Italia Mobile SpA
                (Telecommunication services)          7,516,394
1,126,961    Unicredito Italiano SpA (Banking)        5,721,265
                                                   ------------
                                                     23,430,322
------------------------------------------------------------
Netherlands--5.1%
  46,121     Getronics NV
                (Computer products & services)        1,895,098
  58,558     Hagemeyer NV
                (Wholesale & international
                trading)                              1,981,884
  90,670     Heineken NV (Beverages)                  4,555,114
  46,629     Nutreco Holdings NV
                (Food products & services)            1,891,313
  44,800     Royal Dutch Petroleum Co.
                (Oil production & services)           2,610,788
  45,103     United Pan-Europe Communications
                NV(a) (Telecommunication
                services)                             2,335,071
                                                   ------------
                                                     15,269,268

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of April 30, 1999
                                            PRUDENTIAL EUROPE GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Norway--2.0%
 183,248     Agresso Group ASA(a)
                (Computer products & services)     $    551,747
 139,235     Tomra System ASA
                (Waste management)                    5,530,224
                                                   ------------
                                                      6,081,971
------------------------------------------------------------
Spain--7.3%
 403,296     Banco Santander Central Hispano SA
                (Banking)                             8,769,786
 113,986     Indra Sistemas SA
                (Telecommunication services)          1,097,071
  25,132     NH Hoteles SA (Hotel)                      295,845
 148,678     Telefonica SA
                (Telecommunication services)          6,974,006
 729,909     TelePizza SA(a) (Restaurants)            4,631,930
                                                   ------------
                                                     21,768,638
------------------------------------------------------------
Sweden--4.9%
  44,784     Enator AB
                (Computer products & services)        1,243,587
 105,090     Hennes & Mauritz AB (Retail)             9,066,363
 122,400     Mo och Domsjoe AB
                (Paper related products)              3,151,944
  33,684     NetCom AB(a)
                (Telecommunication services)          1,083,254
                                                   ------------
                                                     14,545,148
------------------------------------------------------------
Switzerland--6.3%
   1,727     Ares-Serono Group (Medical
                products)                             2,565,861
   2,900     Holderbank Financiere Glarus AG
                (Building products)                   3,498,262
   1,545     Julius Baer Holding AG (Banking)         5,031,765
   4,170     Mikron Holding AG
                (Machinery & engineering)               997,025
     624     Stratec Holding AG (Medical
                products)                          $  1,166,546
   7,000     Swisscom AG(a)
                (Telecommunication services)          2,571,335
   4,743     Zurich Allied AG (Insurance)             3,058,294
                                                   ------------
                                                     18,889,088
------------------------------------------------------------
United Kingdom--32.1%
 220,230     Barclays PLC (Banking)                   6,991,610
 221,969     Bodycote International PLC
                (Manufacturing)                       3,444,873
  34,060     Britannic PLC (Insurance)                  546,127
 467,088     British Sky Broadcasting Group PLC
                (Media)                               4,131,569
 239,186     Capita Group PLC (Human Resources)       2,523,441
 142,000     COLT Telecom Group PLC(a)
                (Telecommunication services)          2,658,244
 737,490     Compass Group PLC
                (Food products & services)            7,507,812
 348,424     Dixons Group PLC (Retail)                7,418,680
 664,145     Electrocomponents PLC
                (Electrical & electronics)            5,669,513
 129,654     EMAP PLC (Publishing)                    2,725,305
 421,420     GKN PLC (Automobiles & auto parts)       7,194,303
 766,046     Hays PLC(a)
                (Business & public services)          8,513,075
 759,262     Invensys PLC (Diversified
                operations)                           3,873,886
 432,135     Misys PLC
                (Computer products & services)        4,030,890
 410,545     Securicor PLC (Commercial services)      3,858,818
 237,290     SEMA Group PLC
                (Computer products & services)        2,310,719
 255,408     SmithKline Beecham PLC
                (Medical products)                    3,376,446
 291,100     Standard Chartered PLC (Banking)         5,262,136
 485,276     Vodafone Group PLC
                (Telecommunication services)          8,936,097
 320,439     Whitbread PLC (Beverages)                5,411,133
                                                   ------------
                                                     96,384,677
                                                   ------------
             Total common stocks
                (cost $196,508,830)                 285,885,540
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of April 30, 1999
                                            PRUDENTIAL EUROPE GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
PREFERRED STOCKS--2.4%
------------------------------------------------------------
Federal Republic of Germany
  15,201     Fielmann AG (Retail)                  $    594,861
   1,156     Porsche AG (Automobile & auto
                parts)                                2,812,080
   1,883     SAP AG
                (Computer products & services)          707,002
   3,927     Wella AG (Cosmetrics & toiletries)       3,094,277
                                                   ------------
             Total preferred stocks
                (cost $6,243,472)                     7,208,220
                                                   ------------
             Total long-term investments
                (cost $202,752,302)                 293,093,760
                                                   ------------
SHORT-TERM INVESTMENTS--1.1%
   ------------------------------------------------------------
Units
Rights(a)
Spain
 148,678     Telefonica SA
                (Telecommunication services)
                Expiring May 1999
                (cost $70,490)                          139,952
                                                   ------------
   ------------------------------------------------------------
Principal
Amount
(000)
United States
Repurchase Agreement--1.1%
$  3,326     Bear Stearns & Co. Inc., 4.88%,
                dated 4/30/99, due 5/3/99 in the
                amount of $3,327,334 (cost
                $3,326,000; the value of the
                collateral including accrued
                interest $3,395,139)                  3,326,000
                                                   ------------
             Total short-term investments
                (cost $3,396,490)                     3,465,952
                                                   ------------
------------------------------------------------------------
Total Investments--98.7%
             (cost $206,148,792; Note 4)            296,559,712
             Other assets in excess of
                liabilities--1.3%                     3,805,798
                                                   ------------
             Net Assets--100%                      $300,365,510
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 1999 was as follows:

Banking...............................................   17.2%
Telecommunication Services............................   11.6
Retail................................................    8.1
Automobiles & Auto Parts..............................    6.2
Electrical & Electronics..............................    5.7
Computer Products & Services..........................    4.9
Machinery & Engineering...............................    3.8
Beverages.............................................    3.3
Food Products & Services..............................    3.2
Publishing............................................    3.0
Telecommunication Equipment...........................    3.0
Business & Public Services............................    2.8
Restaurants...........................................    2.8
Media.................................................    2.5
Diversified Operation.................................    2.5
Medical Products......................................    2.4
Waste Management......................................    1.8
Manufacturing.........................................    1.7
Construction..........................................    1.6
Commercial Services...................................    1.3
Insurance.............................................    1.2
Building Products.....................................    1.2
Oil Production & Services.............................    1.1
Paper Related Products................................    1.0
Cosmetics & Toiletries................................    1.0
Chemicals.............................................    0.9
Human Resources.......................................    0.8
Wholesale & International Trading.....................    0.7
Computer Software.....................................    0.2
Hotel.................................................    0.1
Other assets in excess of liabilities
  (including Repurchase Agreement)....................    2.4
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities          PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments, at value (cost $206,148,792)...................................................................      $ 296,559,712
Cash........................................................................................................          2,626,614
Receivable for investments sold.............................................................................          1,944,651
Receivable for Fund shares sold.............................................................................            986,728
Dividends and interest receivable...........................................................................            400,723
                                                                                                                  --------------
   Total assets.............................................................................................        302,518,428
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................            949,689
Payable for Fund shares reacquired..........................................................................            489,069
Accrued expenses............................................................................................            212,659
Distribution fee payable....................................................................................            190,290
Management fee payable......................................................................................            184,949
Payable to foreign custodian................................................................................            126,262
                                                                                                                  --------------
   Total liabilities........................................................................................          2,152,918
                                                                                                                  --------------
Net Assets..................................................................................................      $ 300,365,510
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $      16,308
   Paid-in capital in excess of par.........................................................................        214,160,224
                                                                                                                  --------------
                                                                                                                    214,176,532
   Distributions in excess of net investment income.........................................................         (2,902,033 )
   Accumulated net realized loss on investments and foreign currency transactions...........................         (1,297,667 )
   Net unrealized appreciation on investments and foreign currencies........................................         90,388,678
                                                                                                                  --------------
Net Assets, April 30, 1999..................................................................................      $ 300,365,510
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($78,074,176 / 4,153,213 shares of common stock issued and outstanding)...............................             $18.80
   Maximum sales charge (5% of offering price)..............................................................                .99
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $19.79
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($196,246,759 / 10,746,519 shares of common stock issued and outstanding).............................             $18.26
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($15,073,138 / 825,815 shares of common stock issued and outstanding).................................             $18.25
   Sales charge (1% of offering price)......................................................................                .18
                                                                                                                  --------------
   Offering price to public.................................................................................             $18.43
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($10,971,437 / 582,719 shares of common stock issued and outstanding).................................             $18.83
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL EUROPE GROWTH FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Loss                             April 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $396,377).....................    $  3,671,047
   Interest..................................         819,683
                                                --------------
      Total income...........................       4,490,730
                                                --------------
Expenses
   Management fee............................       2,104,075
   Distribution fee--Class A.................         168,215
   Distribution fee--Class B.................       1,912,205
   Distribution fee--Class C.................         134,649
   Custodian's fees and expenses.............         497,000
   Transfer agent's fees and expenses........         411,000
   Reports to shareholders...................         142,000
   Registration fees.........................          81,000
   Audit fees and expenses...................          35,000
   Directors' fees and expenses..............          27,000
   Legal fees and expenses...................          21,000
   Miscellaneous.............................           5,662
                                                --------------
      Total operating expenses...............       5,538,806
                                                --------------
Net investment loss..........................      (1,048,076)
                                                --------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions...................       4,316,595
   Foreign currency transactions.............      (1,224,193)
                                                --------------
                                                    3,092,402
                                                --------------
Net change in unrealized appreciation (depreciation) of:
   Investment transactions...................         589,590
   Foreign currency transactions.............         (22,874)
                                                --------------
                                                      566,716
                                                --------------
Net gain on investments and foreign
   currencies................................       3,659,118
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $  2,611,042
                                                --------------
                                                --------------

PRUDENTIAL EUROPE GROWTH FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1999             1998
Operations
   Net investment loss..........  $  (1,048,076)   $  (1,014,148)
   Net realized gain on
      investment and foreign
      currency transactions.....      3,092,402       35,982,401
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies................        566,716       43,664,075
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      2,611,042       78,632,328
                                  -------------    -------------
   Dividends and distributions (Note 1):
   Dividends in excess of net
      investment income
      Class A...................       (830,201)        (321,821)
      Class B...................     (1,011,041)         (81,896)
      Class C...................        (71,585)          (4,853)
      Class Z...................       (135,753)        (139,871)
                                  -------------    -------------
                                     (2,048,580)        (548,441)
                                  -------------    -------------
   Distributions from net
      realized gains
      Class A...................     (4,081,825)      (4,137,694)
      Class B...................    (11,930,280)     (14,741,276)
      Class C...................       (844,703)        (873,579)
      Class Z...................       (572,100)      (1,346,354)
                                  -------------    -------------
                                    (17,428,908)     (21,098,903)
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold......................    334,649,118      432,031,984
   Net asset value of shares
      issued in reinvestment of
      distributions.............     18,358,228       20,131,598
   Cost of shares reacquired....   (281,351,717)    (461,615,189)
                                  -------------    -------------
   Net increase (decrease) in
      net assets
      from Fund share
      transactions..............     71,655,629       (9,451,607)
                                  -------------    -------------
Total increase..................     54,789,183       47,533,377
Net Assets
Beginning of year...............    245,576,327      198,042,950
                                  -------------    -------------
End of year.....................  $ 300,365,510    $ 245,576,327
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, such realized foreign currency gains (losses) related to portfolio securities are included in the net realized gains on investment transactions.

Net realized loss on foreign currency transactions of $1,224,193 represents net foreign exchange gains or losses from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income by $2,331,507, decrease accumulated net realized gain on investments and foreign currency transactions by $9,623,713, and increase paid-in capital by $7,292,206 due to the Fund experiencing a net investment loss, realized foreign currency losses and for redemptions utilized as distributions for federal income tax purposes during the year ended April 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, B, C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 1999.

PSI and PIMS have advised the Fund that they received approximately $355,400 and $25,400 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended April 30, 1999. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended April 30, 1999, they received approximately $332,300 and $12,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC, PIMS, PSI and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement for the year ended April 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 1999, the Fund incurred fees of approximately $356,200 for the services of PMFS. As of April 30, 1999, approximately $35,800 of such fees were due to
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------
PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 1999 were $214,246,239 and $161,997,017, respectively.

The cost basis of investments for federal income tax purposes at April 30, 1999 was $209,072,030 and, accordingly, net unrealized appreciation for federal income tax purposes was $87,487,682 (gross unrealized appreciation--$92,427,545; gross unrealized depreciation--$4,939,863).

The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of approximately $1,276,462 incurred in the six month period ended April 30, 1999 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the participants of employee benefit plans qualified under Section 401, 457 and 403(b)(7) of the Internal Revenue Code, and nonqualified plans for which the Fund is an available option. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500 million authorized shares.

Transactions in shares of common shares were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended April 30, 1999:
Shares sold........................    8,345,087   $ 157,661,177
Shares issued in reinvestment of
  dividends and distributions......      262,851       4,634,072
Shares reacquired..................   (7,460,560)   (140,333,930)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,147,378      21,961,319
Shares issued upon conversion from
  Class B..........................      217,986       4,151,642
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,365,364   $  26,112,961
                                     -----------   -------------
                                     -----------   -------------
Year ended April 30, 1998:
Shares sold........................   14,645,188   $ 246,604,700
Shares issued in reinvestment of
  dividends and distributions......      265,957       4,114,350
Shares reacquired..................  (14,809,778)   (249,777,100)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      101,367         941,950
Shares issued upon conversion from
  Class B..........................      176,364       3,035,236
                                     -----------   -------------
Net increase in shares
  outstanding......................      277,731   $   3,977,186
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Year ended April 30, 1999:
Shares sold........................    5,915,979   $ 110,988,705
Shares issued in reinvestment of
  dividends and distributions......      706,372      12,142,534
Shares reacquired..................   (4,740,107)    (86,581,806)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,882,244      36,549,433
Shares issued upon conversion from
  Class A..........................     (224,271)     (4,151,642)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,657,973   $  32,397,791
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class B                                Shares         Amount
-----------------------------------  -----------   -------------
Year ended April 30, 1998:
Shares sold........................    6,961,562   $ 115,370,566
Shares issued in reinvestment of
  dividends and distributions......      909,680      13,708,874
Shares reacquired..................   (7,814,335)   (128,395,833)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................       56,907         683,607
Shares issued upon conversion from
  Class A..........................     (181,159)     (3,035,236)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (124,252)  $  (2,351,629)
                                     -----------   -------------
                                     -----------   -------------
Class C
-----------------------------------
Year ended April 30, 1999:
Shares sold........................    1,963,862   $  36,030,413
Shares issued in reinvestment of
  dividends and distributions......       51,609         887,682
Shares reacquired..................   (1,763,515)    (32,324,685)
                                     -----------   -------------
Net increase in shares
  outstanding......................      251,956   $   4,593,410
                                     -----------   -------------
                                     -----------   -------------
Year ended April 30, 1998:
Shares sold........................    3,938,227   $  64,864,170
Shares issued in reinvestment of
  dividends and distributions......       54,970         829,494
Shares reacquired..................   (3,949,010)    (64,988,945)
                                     -----------   -------------
Net increase in shares
  outstanding......................       44,187   $     704,719
                                     -----------   -------------
                                     -----------   -------------
Class Z
-----------------------------------
Year ended April 30, 1999:
Shares sold........................    1,543,484   $  29,968,823
Shares issued in reinvestment of
  dividends and distributions......       39,317         693,940
Shares reacquired..................   (1,155,152)    (22,111,296)
                                     -----------   -------------
Net increase in shares
  outstanding......................      427,649   $   8,551,467
                                     -----------   -------------
                                     -----------   -------------
Year ended April 30, 1998:
Shares sold........................      282,034   $   5,192,548
Shares issued in reinvestment of
  dividends and distributions......       95,720       1,478,880
Shares reacquired..................     (992,837)    (18,453,311)
                                     -----------   -------------
Net decrease in shares
  outstanding......................     (615,083)  $ (11,781,883)
                                     -----------   -------------
                                     -----------   -------------

--------------------------------------------------------------------------------
                                       11

Financial Highlights                         PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                                             Class A
                                                                 ----------------------------------------------------------------
                                                                                                                 July 13, 1994(b)
                                                                            Years Ended April 30,                    Through
                                                                 -------------------------------------------        April 30,
                                                                 1999(c)     1998(c)      1997       1996(c)         1995(c)
                                                                 -------     -------     -------     -------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $ 19.91     $ 15.46     $ 13.69     $ 11.77         $  11.40
                                                                 -------     -------     -------     -------           ------
Income from investment operations
Net investment income........................................        .03         .01         .09         .06              .01
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................        .28        6.38        2.24        1.86              .36
                                                                 -------     -------     -------     -------           ------
   Total from investment operations..........................        .31        6.39        2.33        1.92              .37
                                                                 -------     -------     -------     -------           ------
Less Distributions
Distributions in excess of net investment income.............       (.24)       (.14)      --          --                --
Distributions paid to shareholders from net realized gains on
   investment and foreign currency transactions..............      (1.18)      (1.80)       (.56)      --                --
                                                                 -------     -------     -------     -------           ------
   Total distributions.......................................      (1.42)      (1.94)       (.56)      --                --
                                                                 -------     -------     -------     -------           ------
Net asset value, end of period...............................    $ 18.80     $ 19.91     $ 15.46     $ 13.69         $  11.77
                                                                 -------     -------     -------     -------           ------
                                                                 -------     -------     -------     -------           ------
TOTAL RETURN(d):.............................................       2.03%      44.93%      17.20%      16.31%            3.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $78,074     $55,507     $38,807     $47,789         $ 41,963
Average net assets (000).....................................    $67,286     $42,885     $37,834     $47,183         $ 29,598
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.43%       1.39%       1.36%       1.53%            1.84%(a)
   Expenses, excluding distribution fees.....................       1.18%       1.14%       1.11%       1.28%            1.59%(a)
   Net investment income.....................................        .15%        .08%        .57%        .44%             .06%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate......................................         62%         50%         31%         65%              25%

---------------
(a) Annualized.
(b) Commencement of class operations.
(c) Based on average shares outstanding, by class.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights                         PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class B
                                                                 -----------------------------------------------
                                                                              Years Ended April 30,
                                                                 -----------------------------------------------
                                                                 1999(c)      1998(c)        1997       1996(c)
                                                                 --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  19.35     $  15.12     $  13.49     $  11.69
                                                                 --------     --------     --------     --------
Income from investment operations
Net investment loss..........................................        (.11)        (.11)        (.04)        (.04)
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................         .30         6.15         2.23         1.84
                                                                 --------     --------     --------     --------
   Total from investment operations..........................         .19         6.04         2.19         1.80
                                                                 --------     --------     --------     --------
Less Distributions
Distributions in excess of net investment income.............        (.10)        (.01)       --           --
Distributions paid to shareholders from net realized gains on
   investment and foreign currency transactions..............       (1.18)       (1.80)        (.56)       --
                                                                 --------     --------     --------     --------
   Total distributions.......................................       (1.28)       (1.81)        (.56)       --
                                                                 --------     --------     --------     --------
Net asset value, end of period...............................    $  18.26     $  19.35     $  15.12     $  13.49
                                                                 --------     --------     --------     --------
                                                                 --------     --------     --------     --------
TOTAL RETURN(d):.............................................        1.39%       43.35%       16.41%       15.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $196,247     $175,857     $139,277     $125,868
Average net assets (000).....................................    $191,220     $147,492     $133,135     $122,255
Ratios to average net assets:
   Expenses, including distribution fees.....................        2.18%        2.14%        2.11%        2.28%
   Expenses, excluding distribution fees.....................        1.18%        1.14%        1.11%        1.28%
   Net investment loss.......................................        (.57)%       (.69)%       (.27)%       (.33)%

                                                               July 13, 1994(b)
                                                                   Through
                                                                  April 30,
                                                                   1995(c)
                                                               ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $  11.40
                                                                    -------
Income from investment operations
Net investment loss..........................................          (.06)
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................           .35
                                                                    -------
   Total from investment operations..........................           .29
                                                                    -------
Less Distributions
Distributions in excess of net investment income.............          --
Distributions paid to shareholders from net realized gains on
   investment and foreign currency transactions..............          --
                                                                    -------
   Total distributions.......................................          --
                                                                    -------
Net asset value, end of period...............................      $  11.69
                                                                    -------
                                                                    -------
TOTAL RETURN(d):.............................................          2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................      $106,081
Average net assets (000).....................................      $ 85,623
Ratios to average net assets:
   Expenses, including distribution fees.....................          2.59%(a)
   Expenses, excluding distribution fees.....................          1.59%(a)
   Net investment loss.......................................          (.71)%(a)

---------------
(a) Annualized.
(b) Commencement of class operations.
(c) Based on average shares outstanding, by class.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights                         PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                                             Class C
                                                                 ---------------------------------------------------------------
                                                                                                                July 13, 1994(b)
                                                                           Years Ended April 30,                    Through
                                                                 ------------------------------------------        April 30,
                                                                 1999(c)     1998(c)      1997      1996(c)         1995(c)
                                                                 -------     -------     ------     -------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $ 19.38     $ 15.12     $13.49     $11.69           $11.40
                                                                 -------     -------     ------     -------           -----
Income from investment operations
Net investment loss..........................................       (.11)       (.11)      (.04)      (.04 )           (.06)
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................        .26        6.18       2.23       1.84             .35>
                                                                 -------     -------     ------     -------           -----
   Total from investment operations..........................        .15        6.07       2.19       1.80              .29
                                                                 -------     -------     ------     -------           -----
Less Distributions
Distributions in excess of net investment income.............       (.10)       (.01)      --         --                --
Distributions paid to shareholders from net realized gains on
   investment and foreign currency transactions..............      (1.18)      (1.80)      (.56)      --                --
                                                                 -------     -------     ------     -------           -----
   Total distributions.......................................      (1.28)      (1.81)      (.56)      --                --
                                                                 -------     -------     ------     -------           -----
Net asset value, end of period...............................    $ 18.25     $ 19.38     $15.12     $13.49           $11.69
                                                                 -------     -------     ------     -------           -----
                                                                 -------     -------     ------     -------           -----
TOTAL RETURN(d):.............................................       1.18%      43.55%     16.41%     15.40 %           2.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $15,073     $11,122     $8,010     $7,741           $7,260
Average net assets (000).....................................    $13,465     $ 8,526     $8,002     $7,768           $6,094
Ratios to average net assets:
   Expenses, including distribution fees.....................       2.18%       2.14%      2.11%      2.28 %           2.59%(a)
   Expenses, excluding distribution fees.....................       1.18%       1.14%      1.11%      1.28 %           1.59%(a)
   Net investment loss.......................................       (.61)%      (.66)%     (.25)%     (.30 )%          (.71)%(a)

---------------
(a) Annualized.
(b) Commencement of class operations.
(c) Based on average shares outstanding, by class.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights                         PRUDENTIAL EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                                        Class Z
                                                                 -----------------------------------------------------
                                                                                                     April 15, 1996(b)
                                                                      Years Ended April 30,               Through
                                                                 -------------------------------         April 30,
                                                                 1999(c)     1998(c)      1997            1996(c)
                                                                 -------     -------     -------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $ 19.93     $ 15.51     $ 13.68          $ 13.40
                                                                 -------     -------     -------            -----
Income from investment operations
Net investment income........................................        .05         .04         .02              .28
Net realized and unrealized gain on investment and foreign
   currency transactions.....................................        .31        6.37        2.37             --
                                                                 -------     -------     -------            -----
   Total from investment operations..........................        .36        6.41        2.39              .28
                                                                 -------     -------     -------            -----
Less Distributions
Distributions in excess of net investment income.............       (.28)       (.19)      --                --
Distributions paid to shareholders from net realized gains on
   investment and foreign currency transactions..............      (1.18)      (1.80)       (.56)            --
                                                                 -------     -------     -------            -----
   Total distributions.......................................      (1.46)      (1.99)       (.56)            --
                                                                 -------     -------     -------            -----
Net asset value, end of period...............................    $ 18.83     $ 19.93     $ 15.51          $ 13.68
                                                                 -------     -------     -------            -----
                                                                 -------     -------     -------            -----
TOTAL RETURN(d):.............................................       2.35%      44.95%      17.66%            2.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $10,972     $ 3,090     $11,949          $   204(e)
Average net assets (000).....................................    $ 8,572     $12,148     $ 7,958          $   203(e)
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.18%       1.14%       1.11%            1.28%(a)
   Expenses, excluding distribution fees.....................       1.18%       1.14%       1.11%            1.28%(a)
   Net investment income.....................................        .25%        .26%        .22%             .54%(a)

---------------
(a) Annualized.
(b) Commencement of class operations.
(c) Based on average shares outstanding, by class.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                            PRUDENTIAL EUROPE GROWTH FUND, INC.
Report of Independent Accountants
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Europe Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Europe Growth Fund, Inc. (the 'Fund') at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended April 30, 1996 and the period ended April 30, 1995 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 18, 1999
--------------------------------------------------------------------------------
                                       16

                                            PRUDENTIAL EUROPE GROWTH FUND, INC.
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (April 30, 1999) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended April 30, 1999, the Fund paid an ordinary distribution for Class A shares totaling $0.24 per share, which is taxable as ordinary income. The Fund paid an ordinary distribution for Class B and Class C shares totaling $0.10 per share, which is taxable as ordinary income. The Fund paid an ordinary distribution for Class Z shares totaling $0.28 per share, which is taxable as ordinary income. The Fund paid short-term capital gains distributions for Class A, Class B, Class C and Class Z shares of $0.15 per share, which are taxable as ordinary income and $1.03 per share for long-term capital gains. The Fund utilized redemptions as distributions in the amount of $.054, $.047 and $.564 of ordinary income, short-term capital gains and long-term capital gains, respectively, for each class of shares. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended April 30, 1999 the Fund intends on passing through $.0169 per share of ordinary income distributions as a foreign tax credit.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------
                                       17

Comparing A $10,000 Investment
Prudential Europe Growth Fund, Inc. vs. the Morgan Stanley
Capital International Europe Index.

Class A
Average Annual Total Returns
With Sales Load
Since Inception          15.27%
Three Years              18.08%
One Year                 -3.07%

Without Sales Load
Since Inception          16.51%
Three Years              20.12%
One Year                  2.03%

Class B
Average Annual Total Returns
With Sales Load
Since Inception          15.45%
Three Years              18.45%
One Year                 -3.61%

Without Sales Load
Since Inception          15.57%
Three Years              19.16%
One Year                  1.39%

Past performance is not indicative of future results. Principal and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class.

These graphs compare a $10,000 investment in Prudential Europe Growth Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International Europe Index (the MSCI Europe Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (April 30), as measured on a quarterly basis, beginning in 1994 for Class A, B, and C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on April 30, 1999; (c) all recurring fees (including management fees) were deducted; and

Getting The Most From Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance--it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding, and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund--the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74431N103        74431N301     MF160E
74431N202        74431N400